LOAN MODIFICATION AGREEMENT This Loan Modification Agreement (hereinafter “the Agreement”) is made August 1, 2022, by and between SUNSET & GARDNER INVESTORS LLC, a Colorado limited liability company (hereinafter ‘Borrower”) and LONE OAK FUND, LLC, a California limited liability company (hereinafter “Lender”) with respect to the following: RECITALS A. On October 26, 201 8, Lender funded a loan (the ‘Loan”) to Borrower in the original principal amount of $8,700,000.00. B. The Loan is evidenced by that certain Promissory Note dated October 18, 2018, executed by Borrower and payable to Lender in the principal sum of $8,700,000.00 (the ‘Note”). The Note is secured by a Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 18, 2018, executed by Borrower as Trustor for the benefit of Lender as Beneficiary, and recorded on October 29, 2018 as Instrument No. 20181094158 in Official Records of Los Angeles County, California (the “Deed of Trust”). The Deed of Trust presently encumbers that certain real property (the “Mortgaged Property”) situated in the City of Los Angeles, County of Los Angeles, State of California, described as follows: PARCEL 1: (PARCEL NO. 5550-013-022) THAT PORTION OF THE” LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE”, AS SHOWN ON PLAT OF “A, GARDNER’S WEST OF HOLLYWOOD SUBDIVISION”, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK I PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE WESTERLY LINE OF LOT 2 OF SAID “A”, GARDNER’S WEST OF HOLLYWOOD SUBDIVISION’, DISTANT NORTHERLY THEREON 122.90 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE EASTERLY ALONG A LINE DRAWN PARALLEL WITH THE NORTHERLY LINE OF THE LOT TO THE INTERSECTION OF SAID PARALLEL LINE WITH THE NORTHWESTERLY LINE OF THE SAID LOS ANGELES ND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NOR,S1tRLY I __ Borrower Initials

ALONG THE SAID NORTHWESTERLY LINE TO A LINE PARALLEL WITH AND 50.00 FEET SOUTHERLY MEASURED AT RIGHT ANGLES FROM THE SOUTHERLY LINE OF THE LAND CONVEYED TO THE LOS ANGELES CITY SCHOOL DISTRICT OF LOS ANGELES COUNTY, BY DEED RECORDED IN BOOK 3510 PAGE 287, OF OFFICIAL RECORDS; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE TO THE CENTERLINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTERLINE TO A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LiNE AND WHICH PASSES THROUGH THE TRUE POINT OF BEGINNING;THENCE NORTHWESTERLY THEREON TO THE SAID TRUE POINT OF BEGINNING. PARCEL 2: (PARCEL NO. 5550-013-019) THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF”A GARDNER’S WEST OF HOLLYWOOD SUBDIVISION”, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK I PAGE 20 OF MAPS, EN THE OFFICE OF TI-lB COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS: BEGINNiNG AT THE SOUTHWEST CORNER OF LOT 2 OF SAID “A, GARDNER’S WEST OF HOLLYWOOD SUBDIVISION’; THENCE NORTH ALONG ThE WEST LINE OF SAID LOT, A DISTANCE OF 122.90 FEET;THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID LOT TO THE NORTHWESTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAiD NORTHWESTERLY LINE TO THE CENTERLINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTERLINE TO THE EASTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 2; THENCE WESTERLY ALONG SAID PROLONGATION TO THE NORTHWESTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE TO TIlE TRUE POINT OF BEGINNING. PARCEL 3: (PARCEL NO. 5550-013-015) THAT PORTION OF LOT 2 OF “A, GARDNER’S WEST OF HOLLYWOOD SUBDIVISION”, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAiD COUNTY. DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT; THENCE NORTH ALONG THE WEST LINE OF SAID LOT, 122.90 FEET; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID LOT TO A POINT IN THE NORTHWESTERLY LINE OF LOS ANGELES AND PACIFIC RAILWAY RIGHT OF WAY; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE NORTHWESTERLY LINE OF SAID RIGHT OF WAY TO THE SOUTHEAST CORNER OF SAID LOT; THENCE WEST ALONG THE SOUTH LINE OF SAID LOT TO THE POINT OF BEGINNING. PARCEL 4: (PARCEL NO. 5550-013-0 14) THAT PORTION OF LOT 2 OF “A, GARDNER’S WEST OF HOLLYWOOD SUBDIVISION”, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK I,PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS: 2 _____ Borrower Initials

BEGINNING AT A POINT IN THE WESTERLY LINE OF LOT 2, DISTANT NORTHERLY THEREON, 122.90 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE FROM SAID POINT OF BEGINNING, EASTERLY ALONG A LINE DRAWN PARALLEL WITH THE NORTHERLY LINE OF SAID LOT TO THE INTERSECTION OF SAID PARALLEL WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE PACIFIC ELECTRIC RAILROAD; THENCE NORTHEASTERLY ALONG SAID WESTERLY LINE OF SAID RIGHT OF WAY TO ITS INTERSECTION WITH A LINE DRAWN PARALLEL WITH AND DISTANT 50 FEET SOUTHERLY AT RIGHTS ANGLES FROM THE SOUTHERLY LINE OF THE LAND CONVEYED TO THE LOS ANGELES CITY SCHOOL DISTRICT OF LOS ANGELES COUNTY, BY DEED RECORDED IN BOOK 3510, PAGE 287, OF OFFICIAL RECORDS OF SAID COUNTY; THENCE WESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO A POINT IN THE WESTERLY LINE OF SAID LOT 2; THENCE SOUTHERLY ALONG SAID WESTERLY LINE 80 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL 5: (PARCEL NO. 5550-013-021)

THAT STRIP OF LAND (THE "STRIP"), THIRTY-FIVE FEET (35') WIDE, MARKED "LOS ANGELES PACIFIC RAILWAY" BEING A PART OF SECTION 9, TOWNSHIP 1 SOUTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN AND SHOWN AS EXTENDING NORTHEAST FROM THE NORTH LINE OF SUNSET BOULEVARD TO THE WEST LINE OF VISTA STREET ON THE MAP OF A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION, RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES, STATE OF CALIFORNIA, AND ON THE MAP OF A. GARDNER TRACT RECORDED IN BOOK 6, PAGE 107 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY BEING A RESUBDIVISION OF LOTS 1, 3, AND 4 OF A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION AS RECORDED IN MAP BOOK 1, PAGE 20 OF MAPS.

EXCEPTING THEREFROM THAT PORTION OF THE "LOS ANGELES PACIFIC RAILWAY" STRIP OF LAND (35 FEET WIDE) A SHOWN ON THE MAP OF A GARDNER TRACT, IN THE CITY OF LOS ANGELES,COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, RECORDED IN BOOK 6, PAGE 107 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDED OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 1, IN BLOCK 1 OF SAID A. GARDNER TRACT; THENCE EASTERLY ALONG THE SOUTHERLY LINE OF SAID LOT 1 A DISTANCE OF 110.92 FEET;THENCE NORTHERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHERLY LINE, TO THE SOUTHEASTERLY LINE OF SAID "LOS ANGELES PACIFIC RAILWAY" STRIP OF LAND (35 FEET WIDE)AND THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE, TO THE CENTERLINE OF SAID STRIP OF LAND; THENCE NORTHEASTERLY ALONG SAID CENTER LINE TO LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE FROM THE MOST NORTHERLY CORNER OF SAID LOT 1; THENCE SOUTHEASTERLY ALONG SAID LINE SO DRAWN, TO SAID MOST NORTHERLY CORNER; THENCE SOUTHWESTERLY ALONG SAID SOUTHEASTERLY LINE OF SAID STRIP OF LAND TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF THE "LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE", AS SHOWN ON PLAT OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

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BEGINNING AT A POINT IN THE WESTERLY LINE OF LOT 2 OF SAID A. GARDNER’S WEST OF HOLLYWOOD SUBDIVISION, DISTANT NORTHERLY THEREON 122.90 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE EASTERLY ALONG A LINE DRAWN PARALLEL WITH THE NORTHERLY LINE OF THE LOT, TO THE INTERSECTION OF SAID PARALLEL WITH TI-IF NORTHWESTERLY LINE OF THE SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POiNT OF BEGINNING; THENCE NORTHEASTERLY ALONG THE SAID NORTHWESTERLY LINE TO A LINE PARALLEL WITH AND 50.00 FEET SOUTHERLY, MEASURED AT RIGI-IT ANGLES, FROM THE SOUTHERLY LINE OF THE LAND CONVEYED TO THE LOS ANGELES CITY SCHOOL DISTRICT OF LOS ANGELES COUNTY BY DEED RECORDED IN BOOK 3510, PAGE 287 OF OFFICIAL RECORDS; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE TO THE CENTER LINE OF SAID RAiLWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO A LINE DRAWN AT RiGHT ANGLES FROM SAID NORTHWESTERLY LINE AND WHICH PASSES THROUGH THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY THEREON TO THE SAID TRUE POINT OF BEGINNING. ALSO EXCEPTING THEREFROM THAT PORTION OF THE LOS ANGELES AND PACIFJC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF ‘A. GARDNER’S WEST OF HOLLYWOOD SUBDIVISiON”, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED iN BOOK I ,PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF LOT 2 OF SAID “A, GARDNER’S WEST OF HOLLYWOOD SUBDIVISION”; THENCE NORTH ALONG THE WEST LINE OF SAID LOT, A DiSTANCE OF 122.90 FEET;THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID LOT TO THE NORTHWESTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID NORTHWESTERLY LINE TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO THE EASTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 2: THENCE WESTERLY ALONG SAID PROLONGATION TO THE NORTHWESTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE TO THE TRUE POINT OF BEGINNING. ALSO EXCEPTING THEREFROM THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF “A. GARDNER’S WEST OF HOLLYWOOD SUBDIVISION”, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST WESTERLY CORNER OF LOT 1 OF SAID ‘A. GARDNER’S WEST OF HOLLYWOOD SUBDIVISION”; THENCE EASTERLY ALONG THE SOUTH LINE OF SAID LOT 1, A DISTANCE OF 60.92 FEET; THENCE NORTHERLY ALONG, A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTH LINE TO THE SOUTHEASTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE, TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO THE WESTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 1; THENCE EASTERLY ALONG SAID PROLONGATION TO THE SOUTHEASTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE TO THE TRUE POINT OF BEGINNING. 4 _______ Borrower Initials

ALSO EXCEPT THAT PORTION LYING WITHIN PARCEL MAP L.A. NO. 2005-7700, FILED IN BOOK 362 PAGES 34 AND 35 OF PARCEL MAPS OF SAID COUNTY. PARCEL 6: (PARCEL NO. 5550-013-001) THAT PORTION OF LOT 1 IN BLOCK OF A. GARDNER TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 6, PAGE 107 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYiNG WESTERLY OF A LINE EXTENDING NORTHERLY AT RIGHT ANGLES FROM THE SOUTH LINE OF SAID LOT I FROM A POINT IN SAID SOUTH LINE THAT IS DISTANT EASTERLY 60.92 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT. PARCEL 7: AN EASEMENT TO BE USED IN COMMON WITH OTHERS FOR WALKWAY PURPOSES, OVER THE EASTERLY 5 FEET OF THAT PORTION OF LOT I IN BLOCK I OF A. GARDNER TRACT, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 6, PAGE 107 OF SAID MAP RECORDS, LYING WESTERLY OF A LINE EXTENDING NORTHERLY AT RIGHT ANGLES FROM THE SOUTH LINE OF SAID LOT I FROM A POINT IN SAID SOUTH LINE TI-TAT IS DISTANT EASTERLY 65.92 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT. PARCEL 8: (PARCEL NO. 5550-013-020) THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF “A. GARNER’S WEST OF HOLLYWOOD SUBDIVISION”, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST WESTERLY CORNER OF LOT 1 OF SAID ‘A. GARDNER’S WEST OF HOLLYWOOD SUBDIVISION”; THENCE EASTERLY ALONG THE SOUTH LINE OF SAID LOT 1, A DISTANCE OF 60.92 FEET; THENCE NORTHERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTH LINE, TO THE SOUTHEASTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE, TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO THE WESTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT I; THENCE EASTERLY ALONG SAID PROLONGATION TO THE SOUTHEASTERLY LINE OF SAID RAiLWAY; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE TO THE TRUE POINT OF BEGINNING. C. As used herein, the term “Loan Documents” means the Note, Deed of Trust, the Real Property Loan Agreement and Escrow Instructions dated October 18, 201 8, Assignment of Plans and Permits, the Loan Modification Agreements dated August 22, 2019 and July 20, 2020 and July 21, 2021, and any other documents executed in connection with the Loan. 5 _____ Borrower Initials

D. The current outstanding principal balance is $8,700,000.00. E. Borrower has requested an extension of the Maturity Date (as defined in the Loan Documents), and Lender is willing to grant an extension of the Maturity Date upon the terms and conditions set forth in this Agreement. AGREEMENT NOW, THEREFORE, it is agreed as follows: I. Incorporation of Recitals. The Recitals set forth above are true and correct. 2. Affirmation of Loan and Release. Borrower reaffirms all of its obligations under the Loan Documents, and Borrower acknowledges that it has rio claims, offsets or defenses with respect to the payment of sums due under the Loan Documents. 3. Amendment of Loan Documents. The Loan Documents are hereby amended in the following particulars only: (a) MATURITY DATE: The Maturity Date as set forth in the Note and all other Loan Documents is changed to October 31, 2023. (b) INTEREST RATE: Borrower shall pay interest on the unpaid principal balance of the Loan from and including November 1. 2022 until paid, at the rate of EIGHT and SIX TENTHS per cent (8.60%) per annum, payable interest only, or more, monthly, continuing up to and including October 31, 2023 when the balance of principal and interest remaining unpaid shall be due and payable. 4. Conditions Precedent to Loan Modification. Before this Agreement becomes effective and any party becomes obligated under it, all of the following conditions precedent shall have been satisfied at Borrower’s sole cost and expense in a manner acceptable to Lender: (a) Lender shall have received a fully executed original of this Agreement on or before August 30, 2022. 6 __ Borrower Initials

(b) A $87,000.00 fee shall have been paid to Lender (‘Extension Fee”). Said Extension Fee is non-refundable. Upon execution of this Agreement, Borrower authorizes Lender to debit $87,000.00 from Borrower’s account (on (lie) in payment of said Extension Fee. 5. Lender Without Cost. Lender shall be without cost or expense in this transaction, and Borrower shall reimburse Lender for any costs or fees incurred in connection with this Amendment. 6. No Prejudice. This Agreement shall not prejudice any rights or remedies of Lender under the Loan Documents. 7. Loan Documents. Except as specifically hereby amended, the Loan Documents shall remain unaffected by this Agreement and all such documents shall remain in full force and effect. Nothing in this Agreement shall impair the priority of the lien of the Deed of Trust, which as hereby amended shall remain one deed of trust with one power of sale, creating a first lien encumbering the Property. 8. General Release. In consideration ot among other things, the forbearance provided herein, Borrower and each of their heirs, assigns, successors, representatives and affiliated corporations, partnerships, companies, associations, entities and persons release Lender and any parent, subsidiary and affiliated corporations and entities, owners, shareholders, directors, officers. employees, partners, members, managers, agents, attorneys and representatives from any and all actual or potential claims, obligations, debts and causes of action of any kind or nature whatsoever, direct or indirect, whether known or unknown, anticipated. suspected, fixed, conditional, or contingent that in any way relate to the Loan Documents or the Action through the date of this Agreement, excepting only claims arising from a breach of this Agreement. This release is meant to address and settle all claims known or unknown that exist by Borrower against Lender. Borrower expressly waives any provisions of application law in the State of çplornia that Borrower Initials contemplates otherwise. Borrower acknowledges that they have been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or herfavor at the time of executing this release and that, f known by him or her, would have materially affected his or her settlement with the debtor or releasedparty.” Being aware of this code section, Borrower expressly waives and relinquishes all rights and benefits which he may have thereunder as well as under any other statute or common law principle of similar effect and that the releases provided for in the Agreement are general releases in favor of the Lender. 9. Manner of Payment. All monthly payments of interest made under this Note, and such other payments as directed by Lender under the Loan Documents, shall be made by electronic funds transfer (‘EFT”) debit entries to an account designated by Borrower in the Loan Documents at an Automated Clearing House (“ACH”) member bank (“Debit Account”). Each payment shall be initiated by Lender through the ACH network for settlement on the designated date. Prior to each payment due date, Borrower shaLl deposit and/or maintain sufficient funds in the Debit Account to cover each debit entry. The Debit Account shall be vested in Borrower’s name only. Only payments drawn on the Debit Account or an escrow established for payment of funds due Borrower on account of a sale or refinance of the Property will be accepted by Lender. 10. Entire Agreement. The Loan Documents, including this Agreement: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of 8 /fJ/Z Borrower Initials this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail. This Agreement shall form a part of each Loan Document, arid all references to a given Loan Document shall mean that document as hereby modified. 11. Counterparts. This Agreement and any attached consents requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. 12. Miscellaneous. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents, unless to do so would materially impair the rights of Lender. This Agreement shall be governed by the laws of the State of California. Executed as of the date first above written at Los Angeles, California. BORROWER: SUNSET & GARDNER INVESTORS LLC, a Colorado limited liability company By: SUNSET & GARDNER LA LLC, a Colorado limited liability company, Manager By__________________ William R. Rothacker, Manager 9 _____ Borrower Initials

LENDER: LONE OAK FUND, LLC, a California limited liability company By: LONE OAK TNDUSTRIES INC., a California corporation, Manager 10 L Rothstein, President Borrower Initials